                                        EX-99.B(g)ascaamend

                      AMENDMENT TO CUSTODIAN AGREEMENT

    AMENDMENT, dated as of July 1, 2001, to the Custodian Agreement dated
May 13, 1998 ("Agreement") as amended to date, between WADDELL & REED
ADVISORS ASSET STRATEGY FUND, INC. ("Fund"), having a place of business at
6301 Lamar Avenue, Overland Park, Kansas 66202, and UMB BANK, N. A.
("Custodian"), having a place of business at 928 Grand Avenue, 10th Floor,
Kansas City, Missouri 64106.

    WHEREAS, the Fund and the Custodian have previously entered into the
Agreement pursuant to which the Custodian provides custody and related services to the Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein;

    WHEREAS, the Securities and Exchange Commission ("SEC") adopted Rule
17f-7 under the Investment Company Act of 1940 (the "1940 Act") concerning arrangements for foreign securities depositories;

    WHEREAS, pursuant to the provisions of Rule 17f-7(a)(1), the
Custodian has agreed to assume, subject to the terms and conditions set forth herein, certain analysis and monitoring functions related to foreign securities depositories;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and the Custodian agree as follows.
Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement. All references hereunder to the 1940
Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time.

1. The Agreement is amended by deleting the first paragraph under the heading "ARTICLE IV SUBCUSTODIANS" and inserting the following amended paragraph in its place:

    From time to time, in accordance with the relevant provisions of this Agreement, (i) the Custodian may appoint one or more
    Domestic Subcustodians and Special Subcustodians (each as
    hereinafter defined) to act on behalf of the Fund; and (ii) the
    Custodian may be directed, pursuant to an agreement between the
    Fund and the Custodian ("Delegation Agreement"), to appoint a
    Domestic Subcustodian to perform the duties of the Foreign
    Custody Manager (as such term is defined in Rule 17f-5 under the
    1940 Act) ("Approved Foreign Custody Manager") so long as the
    Domestic Subcustodian is so eligible under the 1940 Act. Such
    Delegation Agreement shall provide that the appointment of any
    Domestic Subcustodian as the Approved Foreign Custody Manager
    must be governed by a written agreement between the Custodian and the Domestic Subcustodian, which provides for compliance with Rule 17f-5. The Approved Foreign Custody Manager may
    appoint a Foreign Sub-Subcustodian or Interim Sub-Subcustodian
    (each as hereinafter defined) in accordance with this Article
    IV. For purposes of this Agreement, all Domestic Subcustodians,
    Special Subcustodians, Foreign Sub-Subcustodians and Interim
    Sub-Subcustodians shall be referred to collectively as
    "Subcustodians".

2. The Agreement is further amended by deleting the last sentence of
Section 4.01 in its entirety and inserting the following revised sentence in its place:

    Each such duly approved Domestic Subcustodian and the countries where Foreign Sub-Subcustodians through which they may hold securities and other Assets of the Fund shall be as agreed upon by the parties hereto in writing, from time to time, in
    accordance with the provisions of Section 9.04 hereof (the
    "Subcustodian List").

3. The Agreement is further amended by deleting Section 4.02 in its entirety and inserting the following amended Section 4.02 in its place:

    (a)  Foreign Sub-Subcustodians. The Approved Foreign Custody
    Manager may appoint any entity meeting the requirements of an
    Eligible Foreign Custodian, as such term is defined in Rule 17f-
    5(a)(1) under the 1940 Act, and which term shall also include a bank that qualifies to serve as a custodian of assets of
    investment companies under Section 17(f) of the 1940 Act or by
    SEC order is exempt therefrom (each a "Foreign Sub-
    Subcustodian"), provided that the Approved Foreign Custody
    Manager's appointments of such Eligible Foreign Custodians shall at all times be governed by an agreement that complies with Rule
    17f-5.

    (b)  Interim Sub-Subcustodians. Notwithstanding the foregoing, in the event that the Fund shall invest in a security or other
    Asset to be held in a country in which the Approved Foreign
    Custody Manager has not appointed a Foreign Sub-Subcustodian or for which the Fund has otherwise directed that a specific
    Foreign Sub-Subcustodian be used, the Custodian shall, or shall cause the Approved Foreign Custody Manager to, promptly notify the Fund in writing by facsimile transmission or in such other manner as the Fund and Custodian shall agree in writing of the unavailability of an approved Foreign Sub-Subcustodian in such country; and upon the receipt of Special Instructions, the
    Custodian shall, or shall cause the Approved Foreign Custody
    Manager to, appoint or approve any Person (as hereinafter
    defined) designated by the Fund in such Special Instructions, to hold such security or other Asset. The subcustodian agreement between the Custodian and the Interim Sub-Subcustodian (as hereinafter defined) shall comply with the provisions of the
    1940 Act and the rules and regulations thereunder (including
    Rule 17f-5, if applicable) and the terms and provisions of this
    Agreement. The Custodian shall comply with Section 4.02(a)
    hereof with respect to the appointment of an Interim Sub-
    Subcustodian. (Any Person appointed or approved as the sub-
    subcustodian pursuant to this Section 4.02(b) is hereinafter referred to as an "Interim Sub-Subcustodian.")
    (c)  In the event that the Approved Foreign Custody Manager or its delegate reasonably determines that such Person will not provide delegation services (i) in a country in which the Fund has directed that the Fund shall invest in a security or other
    Asset or (ii) with respect to a specific Foreign Sub-
    Subcustodian which the Fund has directed be used, the Approved
          Foreign Custody Manager or the Custodian (or its agent), as applicable, shall be entitled to rely on any such instruction provided pursuant to Section 4.02(b) as a Proper Instruction and shall have no duties or liabilities under this Agreement with respect to such arrangement save those that it may undertake specifically in writing with respect to each particular
    instance; provided that the Delegation Agreement and this
    Agreement shall not constitute the Approved Foreign Custody
    Manager or the Custodian (or its agent), as the exclusive
    delegate of the Fund for purposes of Rule 17f-5 and,
    particularly where such Person does not agree to provide fully the services under this Agreement and the Delegation Agreement to the Fund with respect to a particular country or specific
    Foreign Sub-Subcustodian, the Fund may delegate such services to another delegate pursuant to Rule 17f-5.

4. The Agreement is further amended by deleting the first paragraph of
Section 4.05 and inserting the following amended first paragraph of
Section 4.05:

    Section 4.05.  Certification Regarding Foreign Sub-
    Subcustodians. Upon request of the Fund, the Custodian shall deliver, or cause any Approved Foreign Custody Manager to
    deliver, to the Fund a certificate stating:  (i) the identity of each Foreign Sub-Subcustodian then acting on behalf of the
    Custodian; (ii) the countries in which the Eligible Securities
    Depositories (as defined in Section 4.06) through which each
    Foreign Sub-Subcustodian is then holding cash, securities and other Assets of the Fund; and (iii) such other information as may be requested by the Fund to ensure compliance with rules and regulations under the 1940 Act.

5. The Agreement is further amended by inserting the following new Section
4.06 after Section 4.05:

    Section 4.06. Securities Depositories.

         (a)  The Custodian (or its agent) may place and maintain
    the Fund's Foreign Assets (as defined in Rule 17f-5 under the
    1940 Act) with an Eligible Securities Depository (as defined in
    Rule 17f-7, which term shall include any other securities
    depository for which the SEC by exemptive order has permitted registered investment companies to maintain their assets).

         (b)  The Custodian (or its agent) shall, for evaluation by the Fund or its adviser, provide an analysis of the custody risks associated with maintaining the Fund's Foreign Assets with each Eligible Securities Depository utilized directly or
    indirectly by the Custodian as of the date hereof (or, in the case of an Eligible Securities Depository not so utilized as of the date hereof, prior to the initial placement of the Fund's
    Foreign Assets at such Depository) and at which any Foreign
    Assets of the Fund are held or are expected to be held. The
    Custodian (or its agent) shall monitor the custody risks
    associated with maintaining the Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify the Fund or its adviser of any material changes in such risks.

         (c)  Based on the information available to it in the
    exercise of diligence, the Custodian (or its agent) shall
    determine the eligibility under Rule 17f-7 of each foreign securities depository before maintaining the Fund's Foreign
    Assets therewith and shall promptly advise the Fund if any
    Eligible Securities Depository ceases to be so eligible. A list of Eligible Securities Depositories used by the Custodian
    directly or indirectly as of the date hereof is attached as
    Appendix A. Notwithstanding Section 9.04 hereof, Eligible
    Securities Depositories may, subject to Rule 17f-7, be added to the list from time to time.

         (d)  Withdrawal of Assets. If an arrangement with an
    Eligible Securities Depository no longer meets the requirements of Rule 17f-7, the Custodian (or its agent) will withdraw the
    Fund's Foreign Assets from such depository as soon as reasonably practicable.

         (e)  Standard of Care. In fulfilling its responsibilities
    under this Section 4.06, the Custodian will exercise reasonable care, prudence and diligence.

6. The Agreement is further amended by inserting the following new Section
4.07 after the new Section 4.06:

    Section 4.07. The Fund shall not place or maintain any of the
    Fund's Foreign Assets in any country, and shall as promptly as practicable withdraw the Fund's Foreign Assets from any country, that is identified in the Global Custody Network Listing
    provided by the Custodian (or its agent) as a country where the liability or responsibility of the Approved Foreign Custody
    Manager or the Custodian (or its agent) is conditioned or
    predicated on the ability of the Approved Foreign Custody
    Manager or the Custodian (or its agent) to recover damages from the Foreign Sub-Subcustodian in such country.

7. The Agreement is further amended by deleting Section 5.01(b) in its entirety and inserting the following amended Section 5.01(b) in its place:

    (b) Actions Prohibited by Applicable Law, Etc. In no event shall the Custodian incur liability hereunder if the Custodian or any
    Subcustodian or Securities System, or any subcustodian, Eligible
    Securities Depository utilized by any such Subcustodian, or any nominee of the Custodian or any Subcustodian (individually, a
    "Person") is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of:
    (i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof or of any court of competent jurisdiction (and the Custodian nor any other Person shall not be obligated to take any action contrary thereto); or (ii) any "Force Majeure," which for purposes of this Agreement, shall mean any circumstance or event which is beyond the reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which
    adversely affects the performance by the Custodian of its
    obligations hereunder, by the Subcustodian of its obligations under its subcustody agreement or by any other agent of the
    Custodian or the Subcustodian, unless in each case, such delay or nonperformance is caused by the negligence, misfeasance or misconduct of the Custodian. Such Force Majeure events may include any event caused by, arising out of or involving (a) an act of God, (b) accident, fire, water damage or explosion, (c)
    any computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, (d) any interruption of the power supply or other utility service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or reflecting the occurrence of any Sovereign
    Risk (as defined below), (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the
    occurrence of any Sovereign Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction,
    whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or (i) any other cause similarly beyond the reasonable control of the Custodian.

    Subject to the Custodian's general standard of care set forth in
    Section 5.01(a) hereof and the requirements of Section 17(f) of the 1940 Act and Rules 17f-5 and 17f-7 thereunder, the Custodian shall not incur liability hereunder if any Person is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed by reason of any (i) "Sovereign Risk,"
    which for the purpose of this Agreement shall mean, in respect of any jurisdiction, including the United States of America, where investments are acquired or held under this Agreement, (a)
    any act of war, terrorism, riot, insurrection or civil
    commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any governmental authority, (c)
    the confiscation, expropriation or nationalization of any
    investments by any governmental authority, whether de facto or de jure, (d) any devaluation or revaluation of the currency, (e)
    the imposition of taxes, levies or other charges affecting investments, (f) any change in the applicable law, or (g) any other economic or political risk incurred or experienced that is not directly related to the economic or financial conditions of the Eligible Foreign Custodian, except as otherwise provided in this Agreement or the Delegation Agreement, or (ii) "Country
    Risk," which for the purpose of this Agreement shall mean, with respect to the acquisition, ownership, settlement or custody of investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and markets factors affecting the acquisition, payment for or ownership of investments, including
    (a) the prevalance of crime and corruption except for crime or corruption by the Eligible Foreign Custodian, or its employees, directors or officers, (b) the inaccuracy or unreliability of business and financial information (unrelated to the Approved
    Foreign Custody Manager's duties imposed by Rule 17f-5(c) under the 1940 Act or to the duties imposed on the Custodian by Rule
    17f-7 under the 1940 Act), (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and settlement infrastructure of the market in which such
    investments are transacted and held, (e) the acts, omissions and operation of any Eligible Securities Depository, it being
    understood that this provision shall not affect any liability that the Custodian otherwise would have under the Delegation
    Agreement or with respect to foreign subcustodians and
    securities depositories under this Agreement, (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions, registrars or transfer agents, (g) the existence of market conditions which prevent the orderly execution or settlement of transactions or which affect the value of assets, and (h) the laws relating to the
    safekeeping and recovery of the Fund's Foreign Assets held in custody pursuant to the terms of this Agreement; provided, however, that, in compliance with Rule 17f-5, neither Sovereign
    Risk nor Country Risk shall include the custody risk of a
    particular Eligible Foreign Custodian of the Fund's Foreign
    Assets.

8. The Agreement is further amended by deleting Section 9.03 in its entirety and inserting the following amended Section 9.03 in its place:

    Section 9.03. Entire Agreement. This Agreement and the
    Delegation Agreement, as amended from time to time, constitute the entire understanding and agreement of the parties thereto with respect to the subject matter therein and accordingly, supercedes as of the effective date of this Agreement any
    custodian agreement heretofore in effect between the Fund and the Custodian.

9. All references throughout the Agreement to "Securities Depository or
Clearing Agency" are hereby changed to "Eligible Securities Depository".

Under the heading "ARTICLE VIII DEFINED TERMS", the reference to Section
4.02(a) for the definition of "Securities Depository or Clearing Agency"
is changed to Section 4.06(a). In addition, the list of defined terms is amended to include "Foreign Custody Manager" with a reference to ARTICLE
IV, "Force Majeure" with a reference to Section 5.01(b), "Country Risk"
with a reference to Section 5.01(b), and "Foreign Assets" with a reference to Section 4.06(a).

10. Except as modified hereby, the Agreement is confirmed in all respects.

                          *    *    *    *    *
    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

WADDELL & REED ADVISORS            UMB BANK, N.A.

ASSET STRATEGY FUND, INC.

By:
    /s/Kristen A. Richards        By:  /s/Ralph R. Santoro
   -----------------------             -------------------
Name:  Kristen A. Richards         Name:  Ralph R. Santoro
Title:  Vice President             Title:  Senior Vice President

                                  APPENDIX A

             BROWN BROTHERS HARRIMAN - GLOBAL CUSTODY NETWORK
                             UMB BANK, N. A.

                     GLOBAL CUSTODY NETWORK LISTING

COUNTRY           SUBCUSTODIAN                                DEPOSITORIES

ARGENTINA    CITIBANK NA, BUENOS AIRES                            CVSA
               Citibank, N.A., New York Agt. 7/16/81              CRYL
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

AUSTRALIA    NATIONAL AUSTRALIA BANK LTD. (NAB)                Austraclear
               National Australia Bank Agt. 5/1/85               CHESS
               Agreement Amendment 2/13/92                        RBA
               Omnibus Amendment 11/22/93

AUSTRIA      BANK AUSTRIA AG                                      OeKB
               Creditanstalt Bankverein Agreement 12/18/89
               Omnibus Amendment 1/17/94

BAHRAIN      HSBC BANK MIDDLE EAST, BAHRAIN FOR HONGKONG          None
            & SHANGHAI BANKING CORP. LTD. (HSBC)
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side Letter Agreement dated 7/28/97

BANGLADESH   STANDARD CHARTERED BANK (SCB), DHAKA                 None
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

BELGIUM      BANK BRUSSELS LAMBERT (BBL)                          CIK
               Banque Bruxelles Lambert Agt. 11/15/90
                                                                  NBB
               Omnibus Amendment 3/1/94

BERMUDA      BANK OF N.T. BUTTERFIELD & SON LTD                   None
               The Bank of N.T. Butterfield & Son Ltd.
                Agreement 5/27/97

BOTSWANA     STANBIC BANK BOTSWANA LTD FOR STANDARD BANK          None
            OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa
                Agreement 3/11/94
               Subsidiary Amendment 9/29/97

BRAZIL       BANKBOSTON NA, SAO PAULO                             CBLC
               The First National Bank of Boston
                Agreement 1/5/88                                 CETIP
               Omnibus Amendment 2/22/94                         SELIC
               Amendment 7/29/96

COUNTRY           SUBCUSTODIAN                                DEPOSITORIES

BULGARIA     ING BANK NV, SOFIA                                   BNB
               ING Bank N.V. Agreement 9/15/97                    CDAD

CANADA       ROYAL BANK OF CANADA (RBC)                           CDS
               The Royal Bank of Canada Agreement 2/23/96

CHILE        CITIBANK NA, SANTIAGO                                DCV
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

CHINA        STANDARD CHARTERED BANK (SCB), SHENZHEN              SSCCL
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

CHINA        STANDARD CHARTERED BANK (SCB), SHANGHAI              SSCCRC
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

COLOMBIA     CITITRUST COLOMBIA SA, SOCIEDAD FIDUCIARIA           DCV
            FOR CITIBANK NA
               Citibank, N.A., New York Agt. 7/16/81              DECEVAL
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, N.A./Cititrust Colombia Agreement 12/2/91
               Citibank, N.A. Subsidiary Amendment 10/19/95

CROATIA      HVB BANK CROATIA DD                                  SDA
               Creditanstalt Bankverein Agreement 12/18/89        CNB
               Omnibus Amendment 1/17/94                   Ministry of Finance
               Creditanstalt AG/Bank Austria
                Creditanstalt Croatia d.d. Agt 9/1/98

CZECH REPUBLIC  CITIBANK AS FOR CITIBANK NA                   CNB-TKD System
               Citibank, N.A., New York Agt. 7/16/81              SCP
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank NA/Citibank AS Agreement 6/24/96

DENMARK      DANSKE BANK                                           VP
               Den Danske Bank Agreement 1/1/89
               Omnibus Amendment 12/1/93

ECUADOR      CITIBANK NA, QUITO                                 DECEVALE
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, Quito Side Letter 7/3/95

COUNTRY           SUBCUSTODIAN                                DEPOSITORIES

EGYPT        CITIBANK NA, CAIRO                                   MISR
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

ESTONIA      HANSAPANK, TALLINN FOR MERITA BANK                   EVK
               Union Bank of Finland Agreement 2/27/89
               Omnibus Amendment 4/6/94
               Merita Bank Agreement 12/1/97

          ***BBH's responsibility for this subcustodian is conditioned on the ability of BBH to recover from the subcustodian. In addition, BBH does not accept delegation in this market.***

FINLAND      MERITA BANK PLC                                     FCSD
               Union Bank of Finland Agreement 2/27/89
               Omnibus Amendment 4/6/94

FRANCE       CREDIT AGRICOLE INDOSUEZ (CAI)                    Euroclear France
               Banque Indosuez Agreement 7/19/90
               Omnibus Amendment 3/10/94

GERMANY      DEUTSCHE BANK AG                                     CBF
               Deutsche Bank Agreement 8/21/96

GREECE       CITIBANK NA, ATHENS                              Apotherion Titlon
               Citibank, N.A., New York Agt. 7/16/81              BoG
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

HONG KONG    HONGKONG & SHANGHAI BANKING CORP. LTD (HSBC)         CMU
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91     HKSCC
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

HUNGARY      CITIBANK BUDAPEST RT. FOR CITIBANK NA                KELER Ltd
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, N.A. Subsidiary Amendment 10/19/95
               Citibank, N.A./Citibank Budapest Agreement 6/23/92
               Citibank, N.A./Citibank Budapest Amendment 9/29/92

INDIA        CITIBANK NA, MUMBAI                                  NSDL
               Citibank, N.A., New York Agt. 7/16/81              CDSL
               New York Agreement Amendment 8/31/90            Reserve Bank
               New York Agreement Amendment 7/26/96
               Citibank, Mumbai Amendment 11/17/93

INDONESIA    CITIBANK NA, JAKARTA                                PT KSEI
               Citibank, N.A., New York Agt. 7/16/81           Bank Indonesia
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

COUNTRY           SUBCUSTODIAN                                DEPOSITORIES

IRELAND      ALLIED IRISH BANKS PLC (AIB)                         CREST
               Allied Irish Banks Agreement 1/10/89
               Omnibus Amendment 4/8/94

ISRAEL       BANK HAPOALIM BM                                     TASE
               Bank Hapoalim Agreement 8/27/92

ITALY        INTESA BCI SPA                                 Monte Titoli S.P.A.
               Banca Commerciale Italiana Agreement 5/8/89
               Agreement Amendment 10/8/93
               Omnibus Amendment 12/14/93

JAPAN        BANK OF TOKYO - MITSUBISHI, LTD. (BTM)               BoJ
               Bank of Tokyo-Mitsubishi Agreement 6/17/96         JASDEC

JORDAN       HSBC BANK MIDDLE EAST, JORDAN FOR HONGKONG           SDC
             & SHANGHAI BANKING CORP. (HSBC)
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side Letter Agreement dated 7/28/97

KENYA        STANBIC BANK KENYA LIMITED FOR STANDARD            Central Bank
            BANK OF SOUTH AFRICA (SBSA)                           of Kenya
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 9/29/97

KOREA        CITIBANK NA, SEOUL                                    KSD
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, Seoul Agreement Supplement 10/28/94

LEBANON      HSBC BANK MIDDLE EAST, LEBANON FOR HONGKONG          Midclear
             & SHANGHAI BANKING CORP. (HSBC)                       BDL
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side Letter Agreement dated 7/28/97

LUXEMBOURG   KREDIETBANK LUXEMBOURG (KBL)                          CBL
               Kredietbank Luxembourg Agt. 4/7/98

MALAYSIA     HSBC BANK MALAYSIA BERHAD (HBMB) FOR HONGKONG         BNM
             & SHANGHAI BANKING CORP. (HSBC)                       MCD
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               Malaysia Subsidiary Supplement 5/23/94
               Side Letter Agreement dated 7/28/97

COUNTRY           SUBCUSTODIAN                                DEPOSITORIES

MAURITIUS    HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),        CDS
            MAURITIUS                                         Bank of Mauritius
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

MEXICO       CITIBANK MEXICO SA FOR CITIBANK NA                   Indeval
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank Mexico, S.A. Amendment 2/28/95

MOROCCO      CITIBANK MAGHREB, CASABLANCA FOR CITIBANK NA          MCLR
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Side Letter Agreement pending

NAMIBIA      STANDARD BANK NAMIBIA FOR STANDARD BANK OF            None
            SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 10/3/96

NETHERLANDS  FORTIS BANK                                           NECIGEF
               MeesPierson NV Agreement 6/4/99                     NEIC

NEW ZEALAND  NATIONAL AUSTRALIA BANK LTD. (NAB), AUCKLAND          NZCSD
               National Australia Bank Agt. 5/1/85
               Agreement Amendment 2/13/92
               Omnibus Amendment 11/22/93
               New Zealand Addendum 3/7/89

NIGERIA      STANBIC MERCHANT BANK NIGERIA LIMITED FOR             CSCS Ltd.

            STANDARD BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 10/3/96

NORWAY       CHRISTIANIA BANK                                      VPS
               Christiania Bank Agreement 3/2/89

OMAN         HSBC BANK MIDDLE EAST, OMAN FOR HONGKONG              MDSRC
            & SHANGHAI BANKING CORP. LTD. (HSBC)
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side Letter Agreement dated 7/28/97

PAKISTAN     STANDARD CHARTERED BANK (SCB), KARACHI               CDC
               Standard Chartered Bank Agreement 2/18/92         State Bank of
               Omnibus Amendment 6/13/94                         Pakistan
               Appendix 4/8/96

COUNTRY           SUBCUSTODIAN                                DEPOSITORIES

PERU         CITIBANK NA, LIMA                                   CAVALI
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

PHILIPPINES  CITIBANK NA, MANILA                                 PCD
               Citibank, N.A., New York Agt. 7/16/81
                                                                 ROSS
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

POLAND       BANK HANDLOWY W WARSZAWIE SA (BHW) FOR              CRBS
             CITIBANK NA                                         NDS
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank Subsidiary Amendment 10/30/95
               Citibank, N.A./Citibank Poland S.A. Agt. 11/6/92

PORTUGAL     BANCO COMERCIAL PORTUGUES SA (BCP)                  CVM
               Banco Comercial Portugues 5/18/98

ROMANIA      ING BANK NV, BUCHAREST                              BSE
               ING Bank N.V. Agreement 9/29/97                   NBR
                                                                 SNCDD

SINGAPORE    HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),      CDP
             SINGAPORE                                           MAS
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

SLOVAKIA     ING BANK NV, BRATISLAVA                             NBS
               ING Bank N.V. Agreement 9/1/98                    SCP

SLOVENIA     BANK AUSTRIA CREDITANSTALT DD LJUBLJANA             KDD
               Creditanstalt Bankverein Agreement 12/18/89
               Omnibus Amendment 1/17/94
               Master Subcustodian Agreement 4/17/98
               Amendment dated 4/17/98
               Amendment dated 10/14/98

SOUTH AFRICA STANDARD BANK OF SOUTH AFRICA (SBSA)               CDL
               Standard Bank of South Africa Agreement 3/11/94  STRATE

SPAIN        BANCO SANTANDER CENTRAL HISPANO SA (BSCH)          Banco de Espana
            Banco de Santander Agreement 12/14/88               SCLV

SRI LANKA    HONGKONG & SHANGHAI BANKING CORP. LTD.             CDS
             (HSBC), COLOMBO
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

COUNTRY           SUBCUSTODIAN                                DEPOSITORIES

SWAZILAND    STANDARD BANK SWAZILAND LTD FOR STANDARD            None
            BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 9/29/97

SWEDEN       SKANDINAVISKA ENSKILDA BANKEN (SEB)                 VPC
               Skandinaviska Enskilden Banken Agreement 2/20/89
               Omnibus Amendment 12/3/93

SWITZERLAND  UBS AG                                             SIS
               Union Bank of Switzerland Agreement 12/20/88
               Omnibus Amendment 11/29/94

TAIWAN       STANDARD CHARTERED BANK (SCB), TAIPEI              TSCD
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

THAILAND     HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),     TSDC
             BANGKOK
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

TRANSNATIONAL
            BROWN BROTHERS HARRIMAN & CO. (BBH&CO.)              CBL
                                                                 Euroclear

TURKEY       CITIBANK NA, ISTANBUL                               CBT
               Citibank, N.A., New York Agt. 7/16/81             Takasbank
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

UKRAINE      ING BANK UKRAINE                                     MFS
               ING Bank Agreement 8/21/98                         NBU

UNITED KINGDOM  CLYDESDALE BANK PLC                               CMO
               Master Subcustodian Agreement 8/16/00              CREST

UNITED KINGDOM  HSBC BANK PLC                                     CMO
               Midland Bank Agreement 8/8/90                      CREST
               Omnibus Amendment 12/15/93

URUGUAY      BANKBOSTON NA, MONTEVIDEO                            None
               The First National Bank of Boston Agreement 1/5/88
               Omnibus Amendment 2/22/94
               Amendment 7/29/96
               Uruguay Amendment 10/18/96

VENEZUELA    CITIBANK NA, CARACAS                                 CVV
               Citibank, N.A., New York Agt. 7/16/81           Central Bank of
               New York Agreement Amendment 8/31/90               Venezuela
               New York Agreement Amendment 7/26/96

COUNTRY           SUBCUSTODIAN                                DEPOSITORIES

WEST AFRICAN SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE         DCBR
MONETARY     FOR SOCIETE GENERALE
UNION           Societe Generale Agreement 10/6/98

ZAMBIA       STANBIC BANK ZAMBIA LTD FOR STANDARD BANK             BoZ
             OF SOUTH AFRICA (SBSA)                                LSE
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 10/3/96

ZIMBABWE     STANBIC BANK ZIMBABWE LTD FOR STANDARD BANK           None
             OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 10/3/96